Capital Management	12 Months Ended
Dec. 31, 2021
Capital Management [Abstract]
Capital Management	Capital Management
The capital we manage is the total of equity and debt on our balance sheet. Our capital management objectives are to maintain access to the capital we require to operate and grow our business while minimizing the cost of such capital and providing for returns to our investors. Our financial policies are to maintain, on average over time, a target debt-to-EBITDA ratio of approximately 2.0x, consistent with an Investment Grade credit rating. This ratio is expected to vary from its target level from time to time, reflecting commodity price cycles and corporate activity, including the development of major projects. We may also review and amend such policy targets from time to time. We maintain one committed revolving facility in the amount of US$4.0 billion. As at December 31, 2021, our US$4.0 billion revolving credit facility was undrawn. This facility was converted into a sustainability-linked facility in October of 2021 and extended to mature in October 2026. It includes a financial covenant that requires us to maintain a net debt-to-capitalization ratio that does not exceed 0.60 to 1.0 (Note 18(d)).

As at December 31, 2021, our debt-to-adjusted EBITDA ratio was 1.2 (2020 – 2.7) and our net debt-to-capitalization ratio was 0.22 to 1.0 (2020 – 0.24 to 1.0). We manage the risk of not meeting our financial targets through the issuance and repayment of debt, our distribution policy, the issuance of equity capital and asset sales, as well as through the ongoing management of operations, investments and capital expenditures.